Financial Instruments	12 Months Ended
Mar. 31, 2024
Receivables [Abstract]
Financial Instruments
11 - Financial Instruments
Loans and Other Receivables
Loans and other receivables carried at amortized cost is as follows:

	As of March 31,
(in millions)	2024	2023
Loans and other receivables carried at amortized cost
Loans receivable	$26	$25
Other receivables	12	18
Allowance for current expected credit losses	(19)	(22)
Loans and other receivables carried at amortized cost, net	$19	$21
The allowance for current expected credit losses reflects the Company’s best estimate of expected credit losses of the receivables portfolio determined on the basis of historical experience, current information, and forecasts of future economic conditions.
Loans receivable
As of March 31, 2024 and 2023, the Company had a loan receivable of $16.2 million and $19.2 million, respectively, with Arduino SA (“Arduino”), a related party, which was subject to impairment considerations and was fully impaired in prior periods. For the fiscal years ended March 31, 2024 and 2023, the Company reduced the allowance for expected credit losses given the change in collectability with a corresponding reversal of expense for the portion of the loan receivable that was repaid in exchange for Series B preferred stock in Arduino. As of March 31, 2024, the loan receivable from Arduino remained fully impaired.
As of March 31, 2024 and 2023, the Company had a four-year loan of $3.1 million and $3.0 million, respectively, issued to Cerfe Labs, Inc, a related party, that remained fully impaired for the periods presented.
The remaining balance of loans receivables as of March 31, 2024 comprised two five-year loans totaling $6.9 million and as of March 31, 2023 comprised a five-year loan of $3.1 million issued to Allia Limited.
Other receivables
As of March 31, 2023, balances included in other receivables comprised mainly of the $12.0 million receivable from the Company’s majority shareholder recorded in prepaid and other current assets on the Consolidated Balance Sheets related to the Company’s November 2021 sale of IoTP. In August 2023, the Company distributed its receivable related to the Company’s sale of IoTP to the majority shareholder of the Company, which represented a non-cash distribution of $12.0 million. See Note 5 - Discontinued Operations, for further details. The remaining balance as of March 31, 2024 and 2023, pertains to lease deposits and other receivables.
Convertible Loans Receivable
In December 2021, the Company acquired a $29.0 million principal balance convertible loan in Ampere. The Company elected the fair value option to measure this convertible loan receivable for which changes in fair value are recorded in other non-operating income (loss), net in the Consolidated Income Statements. For the fiscal years ended March 31, 2024, 2023, and 2022, the Company recognized gains on this convertible loan receivable of $1.0 million, $2.0 million, and $0.0 million, respectively.